UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

   Date  of  Report  (Date  of  earliest  event  reported):  December 3,  2004

                             FORCE PROTECTION, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado              0-22273                   84-1383888
       ---------------     -------------------       --------------------
       (State or Other           (Commission            (IRS Employer
      Jurisdiction of             File Number)           Identification
       Incorporation)                                         No.)


                            9801 Highway 78, Bldg. #2
                                Ladson, SC 29456
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  (843)  740-7015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 3, 2004, we entered into a Promissory Note with Dutchess Private Equities Fund, II, LP. Pursuant to the terms of the Note, Dutchess loaned us $500,000 and we promised to satisfy the loan with return payments totaling $545,000 before May 3, 2005. We agreed to make payments in satisfaction of the Promissory Note from 50% of each put from an Equity Line of Credit Agreement we entered into with Dutchess Private Equities Fund on January 27, 2004, or from readily available funds. We also agreed not to enter into any additional financing arrangements without prior consent from Dutchess.

The foregoing description of the terms and conditions of the Promissory Note are qualified in their entirety by, and made subject to, the more complete information set forth in the Promissory Note attached to this Report as
Exhibit  10.1.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

10.1  Promissory  Note  between  the  Registrant  and  Dutchess Private Equities
Fund,  II,  LP,  dated  December  3,  2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    FORCE  PROTECTION,  INC.
                                                    ------------------------
                                                    Registrant


Date:  December  8,  2004                           By:  /s/  Gale  Aguilar
                                                    -----------------------
                                                    Gale Aguilar
                                                    Chief  Executive  Officer